UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2003

EXTREME NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25711	77-0430270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3585 Monroe Street

Santa Clara, California 95051

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 579-2800

Not Applicable

(Former name or former address, if changed since last report)

Item 5.	Other Events and Regulation FD Disclosure.

On November 4, 2003, Extreme Networks, Inc. and Avaya Inc. issued a joint press release announcing that the two companies formed a strategic alliance to jointly develop and market converged communications solutions. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.	Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Joint Press Release dated November 4, 2003 regarding the strategic alliance between Extreme Networks and Avaya.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTREME NETWORKS, INC.

Date: November 4, 2003	By:	/S/ GORDON L. STITT

Gordon L. Stitt
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Joint Press Release dated November 4, 2003 regarding the strategic alliance between Extreme Networks and Avaya.

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